UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 2008
                                                           -------------

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                          0-51584                   04-3510455
-----------------------------  ---------------------         ----------------
(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


24 North Street, Pittsfield, Massachusetts                         01201
------------------------------------------                         -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (413) 443-5601
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers' Compensatory Arrangements of Certain Officers.
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(b)  On July 21,  2008,  Berkshire  Hills  Bancorp,  Inc.  (the  "Company")  and
     Berkshire Insurance Group, Inc. announced the resignation of Ross D. Gorman as President and Chief Executive Officer of Berkshire Insurance Group, Inc., effective August 1, 2008. Berkshire Insurance Group, Inc. is a wholly owned subsidiary of the Company. In connection with Mr. Gorman's departure, Berkshire Insurance Group, Inc. has entered into a separation agreement and release with Mr. Gorman, which provides for a payment of $250,000 in four equal installments through May 1, 2009 in exchange for his consulting services during a transition period, a release of claims against Berkshire Insurance Group, Inc., a noncompetition agreement through May 1, 2009 and an agreement to refrain from soliciting certain clients or employees of Berkshire Insurance Group, Inc. through May 1, 2012.

(c) Also on July 21, 2008, the Company and Berkshire Insurance Group, Inc. announced that John S. Millet has been appointed President and Chief Executive Officer of Berkshire Insurance Group, Inc., effective August 1, 2008. Mr. Millet, a certified public accountant, is currently serving as Chief Operating Officer of Berkshire Insurance Group, Inc. Mr. Millet, age 43, joined Berkshire Bank, another wholly owned subsidiary of the Company, in May 2005, overseeing development of strategic risk management and profitability measurement policies and systems. Mr. Millet also served as interim Chief Financial Officer of the Company and Berkshire Bank from November 2006, until August 2007, before becoming COO of Berkshire Insurance Group, Inc.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

(a) Financial Statements of Businesses Acquired. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Shell Company Transactions. Not applicable.
(d) Exhibits. Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              Berkshire Hills Bancorp, Inc.



DATE:  July 23, 2008                    By:   /s/ Kevin P. Riley
                                              ----------------------------------
                                              Kevin P. Riley,
                                              Executive Vice President and Chief
                                               Financial Officer